
<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial  information extracted from the balance sheet of CNL American  Properties Fund, Inc. at June 30, 1999, and its statement of income for the six months  then ended and is  qualified  in its  entirety  by reference to the Form 10-Q of CNL  American  Properties  Fund,  Inc. for the six
months ended June 30, 1999.
</LEGEND>

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                              DEC-31-1999
<PERIOD-START>                                 JAN-01-1999
<PERIOD-END>                                   JUN-30-1999
<CASH>                                         20,770,723<F2>
<SECURITIES>                                   16,197,812
<RECEIVABLES>                                  1,844,426
<ALLOWANCES>                                   1,194,454
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F1>
<PP&E>                                         579,451,472
<DEPRECIATION>                                 9,884,469
<TOTAL-ASSETS>                                 822,225,342
<CURRENT-LIABILITIES>                          0<F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       373,484
<OTHER-SE>                                     654,828,342
<TOTAL-LIABILITY-AND-EQUITY>                   822,225,342
<SALES>                                        0
<TOTAL-REVENUES>                               32,150,355
<CGS>                                          0
<TOTAL-COSTS>                                  8,585,923
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                22,853,308
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            22,853,308
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   22,853,308
<EPS-BASIC>                                  0.61
<EPS-DILUTED>                                  0.61

<F1>Due to the nature of its industry, CNL American Properties Fund, Inc. has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.
<F2>Includes $2,006,690 in certificates of deposit.



